Exhibit 99


                   CERTIFICATION PURSUANT TO
                    18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Penns Wood Bancorp, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Ronald A. Walko, Chief Executive Officer, and Sonya E. Scott, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

     (2) the information contained in the Report fairly presents, in all in material respects, the financial condition and results of operations of the Company.



/s/  Ronald A. Walko                    /s/  Sonya E. Scott
Ronald A. Walko                         Sonya E. Scott
Chief Executive Officer                 Chief Financial Officer


August 13, 2002